UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 12, 2005

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-14303	36-3161171

(Commission File Number)	(I.R.S. Employer Identification Number)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of principal executive offices)	(zip code)

(313) 758-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
SIGNATURE

Section 1—Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

     As of April 12, 2005, American Axle & Manufacturing Holdings, Inc., entered into Amendment No. 1 (“Amendment No. 1”) to the Credit Agreement, dated as of January 9, 2004 (the “Credit Agreement”) among American Axle & Manufacturing, Inc., as borrower, American Axle & Manufacturing Holdings, Inc., as guarantor, the financial and other institutions party thereto as lenders and JPMorgan Chase Bank, N.A., formerly known as JPMorgan Chase Bank, as administrative agent for the lenders. Amendment No. 1 extends the final maturity of the Credit Agreement from January 9, 2009 to April 12, 2010 and reduces the applicable interest rate margins under the Credit Agreement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

By:	/s/ Thomas L. Martin

Name: Thomas L. Martin
Title: Vice President, Finance & Chief
Financial Officer

Date: April 18, 2005